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                                                               Exhibit 99(j)(1)

                             CONSENT OF COUNSEL

    We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 48 to the Registration Statement of J.P. Morgan Mutual Fund Investment Trust on Form N-1A (Nos. 33-9421 and 811-5526) under the Securities Act of 1933, as amended.

                                                        /s/ Ropes & Gray LLP

                                                        ROPES & GRAY LLP


Washington, D.C.
April 24, 2006